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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 28, 2006

                          INSURANCE AUTO AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)

            ILLINOIS                      033-43247               95-3790111
 (State or Other Jurisdiction of         (Commission            (IRS Employer
         Incorporation)                  File Number)        Identification No.)


     TWO WESTBROOK CORPORATE CENTER, SUITE 500, WESTCHESTER, ILLINOIS 60154
               (Address of principal executive offices) (Zip Code)


                                 (708) 492-7000
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 |_| Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.


         On April 28, 2006, Insurance Auto Auctions Corp., a wholly-owned subsidiary of Insurance Auto Auctions, Inc. (the "Company") consummated the purchase of substantially all of the assets of Indiana Auto Storage Pool Co., Inc., an Indiana corporation ("IASPI") and in a separate, but related, transaction consummated the purchase of substantially all of the assets of Indiana Auto Storage Pool North Co., Inc., an Indiana corporation (together with IASPI, "IASP"). IASP was in the business of towing, processing, appraising, auctioning and selling, and processing claims with respect to damaged, abandoned, repossessed, total loss, used and recovered theft vehicles.

         The total purchase price for IASP consisted of $16,299,853 in cash, subject to certain post-closing adjustments and the assumption of certain liabilities.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Insurance Auto Auctions, Inc.



                                          By:      /s/ Thomas C. O'Brien
                                              ---------------------------------
                                          Thomas C. O'Brien
                                          Chief Executive Officer

Date:  May 4, 2006




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